Exhibit 10.29

UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086

James M. Pierce Co-Head
Wealth Management Advisor Group US

ENDO PHARMACEUTICALS INC.	James D. Price
C/O MARK BRADLEY	Co-Head
100 ENDO BOULEVARD CHADDS FORD PA 19317-9666	Wealth Management Advisor Group US
www.ubs.com

October 8, 2008

Branch Telephone Number +1-312-525-4500

Account Number: CP 06464

We are pleased to offer you a way to liquidate certain of your auction rate securities (ARS). UBS has designed a solution that gives you the option to hold your ARS or sell the securities back to UBS. This solution is available for ARS that were held in a UBS account on February 13, 2008, and that are not successfully clearing at auction (Eligible ARS).

UBS is offering you “Auction Rate Securities Rights” (Rights) to sell Eligible ARS at par value to UBS at any time during a two-year time period. These Rights are nontransferable securities registered with the U.S. Securities and Exchange Commission (SEC). This is a limited time offer that will expire on November 14, 2008, Accepting this offer may impact your legal rights. Not accepting this offer may have repercussions on outstanding loans secured by Eligible ARS. As a result, it is important that you review the prospectus carefully.

The key features and terms of the offer are summarized below. For complete details, please see the enclosed prospectus.

•	UBS is offering you nontransferable Rights to sell Eligible ARS, held in the UBS account identified above, at par value to UBS at any time during the period of June 30, 2010, through July 2, 2012.

•	You may instruct your UBS Financial Advisor to exercise these Rights at any time during this time period;

•	If you do not exercise your Rights, the Eligible ARS will continue to accrue interest or dividends as determined by the auction process;

•	If you do not exercise your Rights before July 2, 2012, they will expire and UBS will have no further obligation to buy your Eligible ARS.

•	Clients who accept this offer give UBS the discretion to purchase or sell their Eligible ARS at any time after accepting the firm’s offer and without other prior notice.

•	UBS will purchase tax-exempt Auction Preferred Stock (a specific type of ARS also known as APS) at any time after clients accept the firm’s Rights offer;

•

UBS will only exercise its discretion to purchase or sell Eligible ARS for the purpose of restructurings, dispositions or other solutions that will provide clients with par value for their Eligible ARS;

•

In purchasing Eligible ARS or selling Eligible ARS on behalf of clients, including tax-exempt APS, UBS will act in its capacity as broker-dealer and will execute these transactions on a principal basis regardless of the type of client accounts in which the Eligible ARS are held. Please see pages 27-28 in the enclosed prospectus for more information;

•	UBS will pay clients par value for their Eligible ARS within one day of settlement of the transaction;

•	Eligible ARS are subject to issuer redemptions at any time.

UBS AG has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you make an investment decision, you should read the prospectus in that registration statement and other documents that UBS has filed with the SEC for more complete information about UBS and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or by calling UBS’s ARS Client Service Center at +l-800-253-1974.

UBS Financial Services Inc. and UBS International Inc. are subsidiaries of UBS AG.	1C-ARS0

UBS Financial Services Inc.

•

Clients who accept this offer release UBS and its employees/agents from all claims except claims for consequential damages directly or indirectly relating to its marketing and sale of ARS and expressly agree not to seek any damages or costs (punitive damages, attorney fees, etc.) other than consequential damages. Clients also will not serve as a class representative or receive benefits under any class action settlement or investor fund.

•	UBS will provide clients who accept the offer “no net cost” loans up to the par value of Eligible ARS until June 30, 2010. Please see pages 36-39 in the enclosed prospectus for more information.

•

UBS will reimburse all clients who participated in prior UBS ARS loan programs after February 13, 2008, for the difference between the cost of the loan and the applicable interest paid on the Eligible ARS.

THIS OFFER EXPIRES ON NOVEMBER 14, 2008. Please complete, sign and date the enclosed form and return it in the postage-paid envelope if you wish to accept this offer. We must receive your signed acceptance form no later than November 14, 2008.

You may receive multiple letters from us depending on the type of ARS you own or if you have ARS in multiple accounts. Please note you must return a form for each letter you receive to accept all available offers relating to your ARS holdings. Please read each response form carefully as the terms may vary.

A list of your Eligible ARS in the account identified on the first page of this letter is attached. Additional information about your Eligible ARS, including the most recent interest rates and dividend yields, is available at www.ubs.com/auctionratesecurities.

If you have any questions about your Eligible ARS or this offer, please contact your UBS Financial Advisor or Branch Manager at the telephone number listed at the top of this letter. Please note that UBS Financial Advisors and Branch Managers cannot provide legal or tax advice regarding this offer. Instructions to exercise your Rights should be directed to your UBS Financial Advisor or Branch Manager.

We regret any hardship that the failure of the ARS markets may have caused you. We hope that the offer described above and discussed in detail in the prospectus provides resolution for you regarding this matter. We look forward to continuing our relationship with you and to serving your future investment needs.

Thank you for your business and for maintaining your relationship with UBS.

Sincerely,

James M. Pierce	James D. Price

UBS Financial Services Inc. serves as the clearing firm for UBS International Inc. Accordingly the information and terms contained in this letter and the accompanying materials are directed to clients of both UBS Financial Services Inc and UBS International Inc.

UBS Financial Services Inc. and UBS International Inc. are subsidiaries of UBS AG.	1C-ARS0

Current rate and dividend information

To allow you to view the current interest rates and/or dividends your holdings are earning, we have created an online tool available at www.ubs.com/auctionratesecuritses,

Simply enter the nine-digit CUSIP number(s) shown below to obtain the most current information about your securities.

Percentages displayed in the descriptions below are as of September 30, 2008.

CUSIP	DESCRIPTION	CUSIP	DESCRIPTION	CUSIP	DESCRIPTION
00432MAC3	ACCESS TO LNS LRNG STUDT LN CORP CA AMT REV BE/R/ VARIABLE RATE RATE 11.940% MATURES 07/01/35	00432MAX7	ACCS TO LNS FOR LRNG SDT CA SER IV-A RV AMT BE/R/ VARIABLE RATE RATE 11.940% MATURES 07/01/37	010305EU0	ALABAMA HGHR ED LN CORP SER A-1 B/E /R/ VARATE PUTBND RATE 09.765% MATURES 03/01/33

010305EV8	ALABAMA HGHR ED LN CORP SER A-2 B/E /R/ VARATE PUTBND RATE 03.220% MATURES 11/01/41	011855AA1	ALASKA STUDNT LN CRP ED AMT RV ARC SER A BE /R/ VARIABLE RATE RATE 03.483% MATURES 06/01/37	155488BV0	CENTRAL TEXAS HGHR ED AU SER 2002A REV AMT B/E /R/ VARIABLE RATE RATE 12.000% MATURES 12/01/36

429825AM4	NEW JRSY HGR ED STU AMT ARCS SER 01A RV MBIAB/R/ VARIABLE RATE RATE 03.378% MATURES 06/01/36	455900AQ3	INDIANA SECNDRY MRKT EDU AMT ARCS 031 RV AMTBE/R/ VARIABLE RATE RATE 14.000% MATURES 12/01/38	462590FG0	IA STUD LN LIQUIDTY CORP ARC W RV AMBAC AMT BE/R/ VARIABLE RATE RATE 03.378% MATURES 12/01/37

462590GJ3	IOWA STUD LN LIQ REV SER D AMBAC AMT BE/R/ VARIABLE RATE RATE 14.000% MATURES 12/01/41	49130NAV1	KENTUCKY HIGHER ED STUD LN ARC REV AMT B/E /R/ VARIABLE RATE RATE 08.540% MATURES 06/01/34	49130NAW9	KENTUCKY HIGHER ED STUD LN REV ARC SER A REV /R/ VARIABLE RATE RATE 12.000% MATURES 06/01/34

4913ONBB4	KENTUCKY HIGHER ED STUD LN REV A-1 AMT B/E /R/ VARIABLE RATE RATE 09.940% MATURES 06/01/35	49926CAC5	KNOWLEDGEFUNDING OH INC OHIO STUD LN RV /R/ VARIABLE RATE RATE 03.220% MATURES 12/01/40	49926CAG6	KNOWLEDGEFUNDING OH INC OHIO S/L RV A3 B/E /R/ VARIABLE RATE RATE 03.133% MATURES 12/01/41

57563REE5	MA ED FIN AU ISS 2002 RV ISSUE SER D AMBAC BE/R/ VARIABLE RATE RATE 08.540% MATURES 01/01/37	594520KL1	MICHIGAN HIGHER ED STUD LN AU RF AMT BE/R/ VARIABLE RATE RATE 06.878% MATURES 03/01/40	606072GK6	MISSOURI HGR ED LN AUTH ARC SER C REV AMT B/E/R/ VARIABLE RATE RATE 03.483% MATURES 01/15/32

644614CV9	NEW HAMPSHIRE HLTH & EDU SER A REV AMT B/E /R/ VARIABLE RATE RATE 10.203% MATURES 12/01/35	644614HG7	NEW HAMPSHIRE HLTH & EDU 35 DAY SER A-1 REV /R/ VARIABLE RATE RATE 06.878% MATURES 12/01/38	644614PC7	NEW HAMPSHIRE HLTH & EDU T/E SER 06A-1 AMT B/E /R/ VARIABLE RATE RATE 03.115% MATURES 12/01/40

6446145J9	NEW HAMPSHIRE HLTH & EDU SER A REV B/E /R/ VARIABLE RATE RATE 11.725% MATURES 12/01/41	646080GZ8	NEW JERSY ST HGHR ED SER B MBIA AMT B/E /R/ VARIABLE RATE RATE 06.878% MATURES 12/01/40	67759LAF2	OHIO ST STUDENT LN REV SER A RV AMBAC AMT BE/R/ VARIABLE RATE RATE 03.115% MATURES 09/01/41

709163CW7	PA ST H/E ASST AGY REV STUD LN ARCS SER P-1 /R/ VARIABLE RATE RATE 08.540% MATURES 03/01/22	709163CX5	PA ST H/E ASST AGY REV S/L ARCS P2 AMT B/E /R/ VARIABLE RATE RATE 14.000% MATURES 03/01/22	709163EC9	PA ST H/E ASST AGY REV SET AA-2 REV STUDE /R/ VARIABLE RATE RATE 08.540% MATURES 06/01/39

709163ED7	PA ST H/E ASST AGY REV SER AA-3 STUDE B/E /R/ VARIABLE RATE RATE 14.000% MATURES 06/01/39	762315EM7	RHODE ISLAND ST STUD LN SER 2 RV AMBAC AMT BE/R/ VARIABLE RATE RATE 06.878% MATURES 12/01/34	813659AM1	HAWAII SECOND MKT SERV T/E 35 DAY ARC AMT BE/R/ VARIABLE RATE RATE 06.615% MATURES 03/01/40

917546ES8	UTAH ST BRD OF REGT SER G REV AMT B/E /R/ VARIABLE RATE RATE 08.540% MATURES 05/01/33	917546FR9	UTAH ST BRD OF REGT SERV-1 REV AMT B/E /R/ VARIABLE RATE RATE 13.738% MATURES 11/01/36	917546FVO	UTAH ST BRD OF REGT SER Y-1-C REV AMT B/E/R/ VARIABLE RATE RATE 13.738% MATURES 11/01/37

917546FZ1	UTAH ST BRD OF REGT ARC 35DAY KL REV AMT B/E/R/ VARIABLE RATE RATE 13.738% MATURES 11/01/38	92428CDC5	VERMONT STUDENT ASSIST CORP SER 1995B REV /R/ VARIABLE RATE RATE 06.878% MATURES 12/15/25

©2008 UBS Finanical Services Inc. All rights reserved. Member SIPC.

www.ubs.com/financialservicesinc

080826-2033-Let/CUSIP

UBS Financial Services Inc. is a subsidiary of UBS AG.	1C-ARS0

UBS Financial Services Inc.

Please complete and sign this form.

We must receive it by November 14, 2008.

Acceptance of UBS’s offer relating to auction rate securities

By signing below and returning this form, I accept UBS’s offer of Rights relating to my Eligible ARS in the account listed below. I understand and acknowledge the following:

•	All Eligible ARS must remain in my UBS account listed below until I exercise my Rights to sell my Eligible ARS to UBS or they are redeemed by the issuer or purchased or sold on my behalf by UBS;

•	I will instruct my UBS Financial Advisor or Branch Manager if and when I want to exercise my Rights and sell my Eligible ARS to UBS during the period of June 30, 2010, through July 2, 2012;

•

The acceptance of UBS’s offer constitutes consent (to the extent legally required) for UBS, acting as principal, to purchase my Eligible ARS or to sell them on my behalf at any time in its sole discretion and without other prior notice to me, from the date that I accept this offer through July 2, 2012;

•	If UBS purchases, sells or otherwise disposes of my Eligible ARS, it will deposit the par value in my account within one business day of settlement of the transaction;

•

I release UBS and its employees/agents from all claims except claims for consequential damages directly or indirectly relating to its marketing and sale of ARS and expressly agree that I will not seek any damages or costs (punitive damages, attorney fees, etc.) other than consequential damages. I also will not serve as a class representative or receive benefits under any class action settlement or investor fund;

•

if the account named below is in the name of a corporation, partnership, trust or other entity, I represent and warrant that I have the power and authority to accept this offer on behalf of that entity.

Please complete and sign this form. We must receive it by November 14, 2008.

ENDO PHARMACEUTICALS INC. C/O MARK BRADLEY 100 ENDO BOULEVARD CHADDS FORD PA 19317-9666	Mail UBS Financial Services Inc. ATTN: ARS Group 1000 Harbor Boulevard Weehawken, NJ 07086

Account Number: CP 06464	Fax +1-201-442-7766

Account owner signature	/s/ David P. Holveck	Date	11/10/09
David P. Holveck, President & CEO

Additional party signature		Date

Daytime telephone number	610-558-9800 x 4123

If you have questions, please contact your UBS Financial Advisor or Branch Manager at +1-312-525-4500.

Clients outside the U.S. may call +1-201-352-0105 collect.

We kindly request that you do not include comments or questions on this form as it could delay processing of your instructions.

UBS AG has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you make an investment decision, you should read the prospectus in that registration statement and other documents that UBS has filed with the SEC for more complete information about UBS and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or by calling UBS’s ARS Client Service Center at +1-800-253-1974.

UBS Financial Services Inc. serves as the clearing firm for UBS international Inc. Accordingly, the information and terms contained in this letter and the accompanying materials are directed to clients of both UBS Financial Services Inc and UBS International Inc.

©2008 UBS Financial Services Inc. All rights reserved. Member SIPC.	1C-ARS0

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